                                                                    EXHIBIT 99.3

               THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED
              UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No. [  ]                                       Number of Shares: [     ]
                                                  (subject to adjustment)
Date of Issuance: March   , 2006

Original Issue Date (as defined in
subsection 2(a)): March   , 2006

                           NOVELOS THERAPEUTICS, INC.

                          COMMON STOCK PURCHASE WARRANT

                            (VOID AFTER MARCH   , 2011)

      Novelos Therapeutics, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that [ ], or its registered assigns (the
"Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after date that is 6 months after date of issuance and on or before 5:00 p.m.
(Eastern time) on March   , 2011 (the "Exercise Period"), [ ] shares of Common
Stock, $0.00001 par value per share, of the Company ("Common Stock"), at a purchase price of $2.50 per share. The shares purchasable upon exercise of this
Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the
"Warrant Shares" and the "Purchase Price," respectively. This Warrant is one of a series of Warrants issued by the Company in connection with a private placement of Common Stock and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the "Company Warrants").

      1.    Issuance of Warrant. This Warrant has been issued pursuant to that certain Securities Purchase Agreement between the Company and the Registered
Holder dated as of March 2, 2006 (the "Purchase Agreement").

      2.    Exercise.

            (a)   Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the
Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. A facsimile signature of the

Registered Holder on the purchase form shall be sufficient for purposes of exercising this Warrant.

            (b)   Cashless Exercise.

                  (i)   At any time during the Exercise Period when the resale
      of the Warrant Shares by the Registered Holder is not registered pursuant to an effective registration statement filed with the Securities and
      Exchange Commission under the Securities Act of 1933, as amended (the
      "Securities Act"), the Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as
      Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the
      Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 2(b), the number of Warrant Shares issued to the Registered
      Holder shall be determined according to the following formula:

                  X = Y(A-B)
                      ------
                        A

      Where: X =  the number of Warrant Shares that shall be issued to the
                  Registered Holder;

      Y =         the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant
                  Shares issued to the Registered Holder and the number of
                  Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

      A =         the Fair Market Value (as defined below) of one share of
                  Common Stock; and

      B =         the Purchase Price then in effect.

                  (ii)  The Fair Market Value per share of Common Stock shall be determined as follows:

                        (1)   If the Common Stock is listed on a national
            securities exchange, the Nasdaq National Market, the Nasdaq SmallCap
            Market or another nationally recognized trading system as of the
            Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common
            Stock shall be determined pursuant to clause (2) below).

                        (2)   If the Common Stock is not listed on a national
            securities exchange, the Nasdaq National Market, the Nasdaq SmallCap
            Market or another nationally recognized trading system as of the
            Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined in good faith by the Board of Directors of the Company (the "Board") to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the
            Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than
            10 days after such request, notify the Registered Holder of the Fair
            Market Value per share of Common Stock and furnish the Registered
            Holder with reasonable documentation of the Board's determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common
            Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 2(b) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

            (c)   Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 2(a) or 2(b) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 2(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (d)   Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 3 trading days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder
(upon payment by the Registered Holder of any applicable transfer taxes) may direct:

                  (i)   a certificate or certificates for the number of full
      Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered
      Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

                  (ii)  in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal
      (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant
      Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 2(b), shall include both the number of
      Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of

      Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

            (e)   Limitation on Exercise.

                  (i)   Notwithstanding anything to the contrary contained
      herein, the number of Warrant Shares that may be acquired by the
      Registered Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of
      Common Stock then beneficially owned by such Registered Holder and its affiliates (as defined in Rule 144 of the Securities Act) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Registered Holder's for purposes of Section 13(d) of the
      Securities Exchange Act of 1934, as amended (the "Exchange Act"), does not exceed 4.9% of the total number of issued and outstanding shares of Common
      Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Registered Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Registered Holder may receive in the event of a reclassification, reorganization, merger or similar transaction as contemplated in Section 3 of this Warrant. By written notice to the Company, the Registered Holder may waive the provisions of this Section 2(e)(i) as to itself but any such waiver will not be effective until the 61st day after delivery thereof and such waiver shall have no effect on any other holder of Warrants.

                  (ii)  Notwithstanding anything to the contrary contained
      herein, the number of Warrant Shares that may be acquired by the
      Registered Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of
      Common Stock then beneficially owned by such Registered Holder and its affiliates (as defined in Rule 144 of the Securities Act) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Registered Holder's for purposes of Section 13(d) of the Exchange
      Act, does not exceed 9.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common
      Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the
      Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a
      Registered Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a reclassification, reorganization, merger or similar transaction as contemplated in Section 3 of this Warrant. This restriction may not be waived.

      3.    Adjustments.

            (a)   Adjustment for Stock Splits and Combinations. If the Company
shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Warrant Shares shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b)   Adjustment for Certain Dividends and Distributions. In the
event the Company at any time, or from time to time after the Original Issue
Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase
Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase
Price then in effect by a fraction:

                  (i)   the numerator of which shall be the total number of
      shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (ii)  the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

            (c)   Adjustments for Other Dividends and Distributions. In the
event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of
Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the
Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property

which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the
Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this
Section 3 with respect to the rights of the Registered Holder.

            (d)   Adjustment for Reorganization. If there shall occur any
reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a "Reorganization"), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the
Registered Holder would have been entitled to receive pursuant to such
Reorganization if such exercise had taken place immediately prior to such
Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such
Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such
Reorganization by (B) a fraction, the numerator of which is the Fair Market
Value (as defined in subsection 2(b)(ii) above) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in subsections 3(d)(i) and
3(d)(ii) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 3 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

            (e)   Adjustment of Number of Warrant Shares and Purchase Price Upon
Issuance of Stock for Less than Purchase Price Per Share.

                  (i)   Issuance of Shares of Common Stock. In case after the
      date hereof, the Company shall issue any shares of Common Stock, other than upon the exercise of any securities, options or warrants issued by the Company which are convertible into, or exchangeable or exercisable for, directly or indirectly, shares of Common Stock ("Convertible
      Securities"), at a price per share less than the Purchase Price (as then in effect), then in each such event the number of Warrant Shares shall be adjusted upward to that number of Warrant Shares determined by the following formula, and the Purchase Price shall be decreased in proportion to the increase in the number of Warrant Shares:

                        A =     WSB x TA
                                --------
                              DISCOUNTED TA

      where:      A =    the adjusted Number of Warrant Shares;

      WSB =       the Number of Warrant Shares in effect immediately prior
                  to such event;

      TA =        the total number of shares of Common Stock outstanding on the applicable date, including all shares of Common Stock issuable upon exercise, conversion or exchange of Convertible
                  Securities outstanding on such date, whether or not
                  exercisable, convertible or exchangeable on such date
                  ("Outstanding Common Equivalent Shares"), immediately
                  following such event;

      DISCOUNTED
      TA =        the total number of Outstanding Common Equivalent Shares
                  immediately prior to such event plus the number of shares of
                  Common Stock which the aggregate issuance price of the total number of shares of Common Stock issued in such event would purchase at the Purchase Price.

                  (ii)  Issuance of Convertible Securities. In case after the date hereof, the Company shall issue any Convertible Securities and the minimum price per share for which shares of Common Stock are issuable pursuant to such Convertible Securities shall be less than the Purchase
      Price in effect immediately prior to the issuance of such Convertible
      Securities, then the total maximum number of shares of Common Stock issuable upon the exercise or conversion of all of such Convertible
      Securities shall be deemed to be outstanding and to have been issued or sold for purposes of Section 3(e) hereof for the minimum price per share as so determined.

      For purposes of the foregoing, the "the minimum price per share for which shares of Common Stock are issuable pursuant to such Convertible Securities"
shall be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible
Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise or conversion of such Convertible
Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise or conversion of all of such Convertible Securities.

      Subject to the following, no further adjustment of the number of Warrant
Shares or Purchase Price shall be made upon the actual issuance of shares of
Common Stock so deemed to have been issued. Upon the expiration or termination of the exercise or conversion privileges of Convertible Securities for which any adjustment was made pursuant to Section 3(e)(i) and this Section 3(e)(ii), or if the price payable upon exercise or conversion or the rate of conversion of any such Convertible Securities shall change at any time, then the number of Warrant
Shares and the Purchase Price shall be readjusted, and shall thereafter be such number and price as would have prevailed had the number of Warrant Shares and
Purchase Price been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the shares of Common Stock, if any, actually issued upon the exercise or conversion of such Convertible
Securities and (B) the consideration actually received by the Company upon such exercise or conversion plus the consideration, if any, actually received by the
Company for the issuance of

Convertible Securities. No such readjustment shall have the effect of decreasing the number of Warrant Shares or increasing the Purchase Price by an amount in excess of the amount of the adjustment initially made for the issuance of such
Convertible Securities.

                  (iii) Consideration Other Than Cash. In case the Company
      issues any shares of Common Stock or Convertible Securities for consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of
      Directors of the Company or, if the Registered Holder shall, in the exercise of its sole discretion, object to such determination, by an independent investment banking firm mutually selected by the Company and the Registered Holder (the cost of the engagement of such investment banking firm to be borne by the Company).

                  (iv)  Exceptions. The adjustment provisions of Sections
      3(e)(i) and (ii) shall not apply with respect to:

                        a.    the conversion or exercise of Convertible
                              Securities outstanding on the date hereof;

                        b.    the issuance of Common Stock upon conversion or
                              exercise of Convertible Securities for which an
                              adjustment has already been made pursuant to this
                              Section 3; and

                        c.    the issuance of up to 5,000,000 shares of Common
                              Stock (subject to adjustment for stock splits,
                              combinations, stock dividends and the like) or the
                              grant of options, warrants or other rights
                              exercisable therefor, whether issued or issuable
                              prior to or after the date hereof, to directors,
                              officers, employees, consultants and others
                              pursuant to any incentive or non-qualified stock
                              option plan or agreement, stock purchase plan or
                              agreement, stock issuance or restriction
                              agreement, stock ownership plan (ESOP), consulting
                              agreement, approved by a majority of the members
                              of the Board of Directors.

            (f)   Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 3, the
Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered
Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the
Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

      4.    Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 3(d) above.

      5.    Transfers, etc.

            (a)   Notwithstanding anything to the contrary contained herein, this Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of
1933, as amended (the "Act"), or (ii) such sale or transfer shall be exempt from the registration requirements of the Act and the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the
Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a
Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 6, (ii) a transfer made in accordance with Rule 144 under the Act, or (iii) a transfer to an affiliate as defined in Rule 144 under the Securities
Act that is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

            (b)   Each certificate representing Warrant Shares shall bear a
legend substantially in the following form:

      "The securities represented hereby have not been registered under the
      Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to counsel for this corporation, is available."

      The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or at such time as the Warrant Shares are sold or transferred in accordance with the requirements of a registration statement of the Company on Form S-3, or such other form as may then be in effect.

            (c)   The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the
Company requesting such change.

            (d)   Subject to the provisions of Section 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or,

if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

      6.    No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

      7.    Notices of Record Date, etc. In the event:

            (a)   the Company shall take a record of the holders of its Common
Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            (b)   of any capital reorganization of the Company, any
reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

            (c)   of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this
Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

      8.    Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

      9.    Exchange or Replacement of Warrants.

            (a)   Upon the surrender by the Registered Holder, properly
endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 6 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the
Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of

shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

            (b)   Upon receipt of evidence reasonably satisfactory to the
Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement
(with surety if reasonably required) in an amount reasonably satisfactory to the
Company, or (in the case of mutilation) upon surrender and cancellation of this
Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

      10.   Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be sent by facsimile, certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder.
All notices and other communications from the Registered Holder to the Company in connection herewith shall be sent by facsimile, certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this
Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

      11.   No Rights as Stockholder. Until the exercise of this Warrant, the
Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the
Company effects a split of the Common Stock by means of a stock dividend and the
Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered
Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      12.   Amendment or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of
Company Warrants representing at least two-thirds of the number of shares of
Common Stock then subject to outstanding Company Warrants. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Registered Holder only in a manner which applies to all Company Warrants in the same fashion, (b)
the number of Warrant Shares subject to this Warrant and the Purchase Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Registered Holder (it being agreed that an amendment to or waiver under any of the provisions of Section 3 of this
Warrant shall not be considered an amendment of the number of Warrant Shares or the Purchase Price), and (c) no Registered Holder shall be paid any consideration for agreeing to amend or

waive any term, condition or provision of this Warrant unless all Registered
Holders receive the same consideration. The Company shall give prompt written notice to the Registered Holder of any amendment hereof or waiver hereunder that was effected without the Registered Holder's written consent. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      13.   Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      14.   Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

      15.   Facsimile Signatures. This Warrant may be executed by facsimile signature.

                                  * * * * * * *

      EXECUTED as of the Date of Issuance indicated above.

                           NOVELOS THERAPEUTICS, INC.

                           By: /s/ Harry Palmin
                               -----------------------------------------------
                               Name:  Harry Palmin
                               Title:  President and Chief Executive Officer

ATTEST:

________________________

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:   Novelos Therapeutics, Inc.                              Dated:____________

      The undersigned, pursuant to the provisions set forth in the attached
Warrant (No. ___), hereby elects to purchase (check applicable box):

            o     ____ shares of the Common Stock of Novelos Therapeutics, Inc.
                  covered by such Warrant; or

            o     ____ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 2(b).

      The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

            o     $______ in lawful money of the United States; and/or

            o     the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair
                  Market Value of $_____ per share for purposes of this
                  calculation) ; and/or

            o     the cancellation of such number of Warrant Shares as is
                  necessary, in accordance with the formula set forth in
                  subsection 2(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(b).

                              Signature:_____________________________________

                              Address:_______________________________________

                                      _______________________________________

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached
Warrant (No. ____) with respect to the number of shares of Common Stock of
Novelos Therapeutics, Inc. covered thereby set forth below, unto:

Name of Assignee           Address               No. of Shares

Dated:____________________________       Signature:_____________________________

Signature Guaranteed:

By:_____________________________________

      The signature should be guaranteed by an eligible guarantor institution
(banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to
Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.